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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[ ]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[X]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12


                                    ICO, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           TRAVIS STREET PARTNERS, LLC
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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

      --------------------------------------------------------------------------
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
            AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
            IT WAS DETERMINED): NOT APPLICABLE.

      --------------------------------------------------------------------------


77968.0003

      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

      --------------------------------------------------------------------------

TRAVIS STREET PARTNERS,  LLC                                  910 Travis Street
                                                                     Suite 2150
                                                          Houston,  Texas 77002
                                                               fax 713 759 2040
                                                               TEL 713 759 2030
                                                   www.travisstreetpartners.com


FOR IMMEDIATE RELEASE

IN LETTER TO NASDAQ,  TRAVIS STREET PARTNERS QUESTIONS PACHOLDER VOTING RIGHTS

Houston, February 6, 2001 - Travis Street Partners, LLC ("TSP"), delivered a letter today to the Nasdaq Stock Market, Inc. ("NASDAQ") requesting that the guidance of the staff of the NASDAQ as to whether transactions over the last several years involving ICO, Inc. (NASDAQ: ICOC) and Dr. Asher "Al" O. Pacholder and his wife, Sylvia A. Pacholder (together, "Dr. and Mrs. Pacholder"), the husband-and-wife team which controls ICO, comply with the rules of the NASDAQ.

NASDAQ is a self-governing organization which establishes the rules by which the companies listed on NASDAQ agree to be bound. These rules cover many aspects of corporate governance. Among other rules are several intended to prevent a listed company from issuing its stock to its management unless shareholders approve the arrangements. TSP questions whether the receipt by Dr. and Mrs. Pacholder of personal voting rights over common stock issued to third parties in more than eight mergers and acquisitions by ICO over the last several years complies with these rules.

TSP asserts that when a public company acquires other businesses using its own stock as currency, it is highly unusual for the voting rights for such stock to be assigned personally to the acquiring company's CEO and CFO. TSP further contends that, to its knowledge, shareholders never approved the receipt of voting rights by Dr. and Mrs. Pacholder after full disclosure of all material facts.

The letter further suggests that if the NASDAQ should conclude that voting rights received by Dr. and Mrs. Pacholder were not approved by ICO shareholders as required, the NASDAQ should consider entering into a consensual agreement with Dr. and Mrs. Pacholder and ICO which would restrain Dr. and Mrs. Pacholder from exercising the voting rights obtained in connection with ICO's mergers and acquisitions.

The full text of the letter can be read at http://www.travisstreetpartners.com/FrameWeilNASD.htm.

TSP was formed by a group of private Houston investors to acquire ICO. TSP has made a proposal to acquire ICO at a base price of $2.85, an 82% premium to ICO's share price prior to the TSP offer and a 185% premium to ICO's December low, plus a potential bonus payment based on the extent that ICO's performance in its fiscal first quarter outstrips its performance in the quarter ended September 30, 2000. Additionally, TSP has initiated a proxy fight to elect three directors to ICO's board. Their primary agenda, if elected, will be to press for a sale of ICO to the highest bidder. TSP has pledged that its directors will instruct the ICO audit committee to review compensation and other benefits received by Company senior management.


Other information about the TSP proposal and proxy contest is available at www.travisstreetpartners.com. Shareholders wishing to provide information about their shareholdings should contact TSP by email at info@travisstreetpartners.com, providing their name, number of shares held, and contact information.


                                    * * * * *

                         CERTAIN ADDITIONAL INFORMATION

The participants in the proposed solicitation of proxies ("TSP Participants") are TSP and the following persons who are, or have funded capital contributions of, members of TSP: Chris N. O'Sullivan, Timothy J. Gollin, Christopher P. Scully, A. John Knapp, James D. Calaway, Charles T. McCord, III, a joint venture between McCord and Calaway, John V. Whiting, Freeman Capital Management LLC, Robert Whiting, Randall Grace, R. Allen Schubert and Stephen F. Martin. In aggregate, the TSP Participants beneficially own 1,158,300 shares of ICO's common stock or 5.11% of such shares outstanding (based on ICO's Annual Report on Form 10-K for the fiscal year ended September 30, 2000). TSP has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC) in connection with a proposed solicitation that the TSP Participants may make with respect to shareholder proxies for the 2001 Annual Meeting of Shareholders of ICO. The Preliminary Proxy Statement contains important information, including additional information about the views and members of TSP as well as the individuals that TSP intends to nominate for election to the ICO Board of Directors. You should read the Preliminary Proxy Statement in its entirety. It can be obtained at no charge on the SEC's web site at http://www.sec.gov or by requesting a copy from MacKenzie Partners, Inc., (212) 929-5500 (call collect) or (800) 322-2885 (toll-free).

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